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July 22, 2010

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: Smart Trust, Value Architects Disciplined Core Portfolio Trust, 2010
Series C (the “Fund”)
(File No. 333-166147) (CIK 1489789)

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the Fund.

Very truly yours,

CHAPMAN AND CUTLER LLP

Enclosure

SMART TRUST, VALUE ARCHITECTS DISCIPLINED CORE PORTFOLIO TRUST, 2010 SERIES C

Supplement to the Prospectus

     Notwithstanding anything to the contrary in the prospectus, for purposes of the volume discounts described on page B-16 of the prospectus, purchases of Units of the Trust may be combined with purchases of units of any other unit investment trusts sponsored by the Sponsor in the initial offering period which are not already subject to a reduced sales charge, if such purchases are made by the same person on a single day from a single broker-dealer.

     Supplement Dated: July 22, 2010